                                                                EXHIBIT 10.1


                                                                [CONFORMED COPY]


                  CREDIT AGREEMENT WAIVER AND CONSENT NO. 1


        THIS CREDIT AGREEMENT WAIVER AND CONSENT NO. 1 (this "Waiver and Consent"), dated as of February 16, 1996, among ADT OPERATIONS, INC., a company organized under the laws of Delaware (the "Borrower"), the Agents (as defined below) and the Required Lenders (as defined below).


                              W I T N E S S E T H:

        WHEREAS, pursuant to a Credit Agreement, dated as of August 23, 1995 (the "Credit Agreement"), among the Borrower, the financial institutions as are or may become parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia ("Scotiabank"), individually and as documentation agent (the "Documentation Agent") for the Lenders, and Chemical Bank ("Chemical"), individually and as administrative agent (the "Administrative Agent", and, together with the Documentation Agent, the "Agents") for the Lenders, the Lenders extended Commitments to make Credit Extensions to the Borrower;

        WHEREAS, on December 6, 1995 (the "Judgment Date"), ADT Limited obtained a judgment in the High Court of Justice in the Queen's Bench Division (Mr. Justice May presiding) (the "U.K. Court") against BDO Binder Hamlyn (the "Defendant") in an aggregate amount approximately equal to British Pound Sterling 105,000,000 (the "Judgment");

        WHEREAS, certain insurance carriers (collectively, the "Insurance Carriers") are obligated to pay, in the aggregate, approximately British Pound Sterling 55,000,000 in respect of such judgment in five installments over the course of one year;

        WHEREAS, three such installments shall be payable in United States Dollars in the following amounts: $33,563,134; $44,188,111 and $8,947,566 (each such amount, a "Dollar Insurance Payment Amount");

        WHEREAS, in accordance with the terms of the written judgment of the U.K. Court (the "U.K. Court Order"), as a condition to making each such payment, the Insurance Carriers must receive a letter of credit or letters of credit to their benefit in an aggregate face amount equal to the Dollar Insurance Payment Amount applicable to such payment plus interest at a rate (the "Judgment Interest Rate") to be agreed between ADT Limited and the Defendant (or its agents), which letter of credit or
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letters of credit would be capable of being drawn upon to the extent

             (a) (i) the Judgment is reversed in whole or in part pursuant to a subsequent judgment, (ii) the Insurance Carriers are entitled to repayment of all or any portion of any Dollar Insurance Payment Amount and (iii) ADT Limited and its Subsidiaries do not make such repayment; or

             (b)  as of a date which is not more than five Business
        Days' prior to the expiry date of any such letter of credit, the Judgment continues to be subject to appeal and the beneficiary thereof has not received either (i) an extension and/or amendment thereto extending such expiry date and increasing the face amount thereof to take into account interest at the Judgment Interest Rate which would accrue through such extended expiry date or (ii) a substitute letter of credit substantially in the form of such letter of credit with the extension and/or amendment described in the preceding clause (i) (or such other substitute security for repayment which is reasonably satisfactory to such beneficiary or to a court of competent jurisdiction),

(each such letter of credit, an "Initial Judgment Letter of Credit", and, collectively, the "Initial Judgment Letters of Credit");

        WHEREAS, the Borrower desires that each Initial Judgment Letter of Credit may, subject to the terms and conditions of the Credit Agreement then in effect, (a) have its expiry date extended for successive periods not exceeding one year each and (b) at the time of each such extension have the face amount thereof amended to take into account additional interest at the Judgment Interest Rate which would accrue for such additional period (each Initial Judgment Letter of Credit, together with each such Initial Judgment Letter of Credit as so extended and amended, collectively, the "Judgment Letters of Credit", and, individually, a "Judgment Letter of Credit");

        WHEREAS, each Dollar Insurance Payment Amount shall be received by ADT Limited and used by it and its Subsidiaries in conducting the Core Business;

        WHEREAS, the Borrower desires to have each Initial Judgment Letter of Credit issued as a Letter of Credit under the Credit Agreement and to have each Judgment Letter of Credit remain a Letter of Credit under the Credit Agreement upon any extension or amendment described above of such Judgment Letter of Credit;

        WHEREAS, Letter of Credit Availability as of the date hereof equals $18,996,450;



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        WHEREAS, the Credit Agreement as currently in effect does not permit the Initial Judgment Letters of Credit to be issued thereunder since the issuance thereof would result in Letter of Credit Outstandings exceeding $100,000,000;

        WHEREAS, the Borrower desires that the Required Lenders consent to, among other things, the exclusion of the Judgment Letters of Credit from the determination of Letter of Credit Outstandings under clause (a) of the definition of "Letter of Credit Availability" so as to permit issuance of the Judgment Letters of Credit under the Credit Agreement; and

        WHEREAS, the Required Lenders are willing to consent to such exclusion and the issuance of such Judgment Letters of Credit, on the terms and subject to the conditions of this Waiver and Consent;

        NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

        Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Waiver and Consent.


                                 ARTICLE II

                         LIMITED WAIVER AND CONSENT

        SECTION 2.1. Limited Waiver and Consent. On the terms and subject to the conditions set forth herein and in reliance on the representations and warranties herein contained, the Required Lenders consent to:

                  (a) the exclusion of the Judgment Letters of Credit from
            the determination of Letter of Credit Outstandings under clause (a) of the definition of "Letter of Credit Availability" for the sole purpose of permitting the issuance of the Judgment Letters of Credit as Letters of Credit under the Credit Agreement (provided that no portion of the Stated Amount of any Judgment Letter of Credit shall be included in the determination of Letter of Credit Outstandings under clause (a) of the definition of "Letter of Credit Availability" when determining such Letter of Credit Availability at the time of any proposed issuance





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            (subsequent to the issuance of the Judgment Letters of Credit) of any other Letter of Credit); provided, however, that:

                      (i) the Judgment Interest Rate used to calculate the interest component of the Stated Amount of any Judgment Letter of Credit may not exceed 10%, and

                      (ii) no more than two Judgment Letters of Credit may be outstanding at any time in respect of any single Dollar Insurance Payment Amount; and

                  (b)  each Initial Judgment Letter of Credit having a
            Stated Expiry Date which is up to two years from its date of issuance (provided that each such Initial Judgment Letter of Credit may be extended for successive periods not exceeding one year each); provided, however, that in no event shall such Stated Expiry Date (inclusive of all extensions) be later than June 29, 2000.

The foregoing consent shall be limited precisely as written and in no event shall be deemed to constitute a consent to the modification of the term "Letter of Credit Outstandings" when used in any other provision of the Credit Agreement or for any other purpose or a consent to the modification of any other term, provision or condition of the Credit Agreement or any other Loan Document or prejudice any right or remedy that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein. Without limiting the generality of the foregoing sentence, the Stated Amount of each Judgment Letter of Credit shall at all times be included in any determination of Revolving Loan Commitment Availability.

        SECTION 2.2. Acknowledgement and Agreement of Borrower. (a) The Borrower agrees that, in the case of each draw under a Judgment Letter of Credit (each such draw, a "Draw Event"), it will provide to the Agents a certificate executed by its chief financial Authorized Officer (each such certificate, a "Draw Certificate") pursuant to which it will show in reasonable detail:

                      (i) to the extent it shall have received such information
            from the Issuer, the amount of such draw (such amount, the "Current Draw Amount"),

                      (ii) to the extent it shall have previously received such
            information from the Issuer, the aggregate amount of all previous draws under all Judgment Letters of Credit (such aggregate amount, the "Prior Draw Amount"),





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                      (iii) the aggregate amount (without duplication) of all
            cash contributions made to the capital of the Borrower by the Borrower's parent and of all cash proceeds of Subordinated Intercompany Debt provided by ADT Limited or Wholly Owned Subsidiaries of ADT Limited (other than Subsidiaries of the Borrower) and permitted pursuant to clause (m) of Section 8.2.2 of the Credit Agreement, in each case since the Judgment Date (such aggregate amount, the "Investment Amount"), and

                      (iv) the aggregate amount (without duplication) counted
            (A) as an Investment under clause (c) of Section 4.2.5 of the ADT Limited Guaranty (by virtue of clause (k) of Section 4.2.2 of the ADT Limited Guaranty) (the maximum amount permitted under such clause (c) by virtue of such clause (k) at any time, the "Borrower Intercompany Debt Basket"), (B) as an Investment under clause (o) of Section 4.2.5 of the ADT Limited Guaranty (the maximum amount permitted under such clause (o) at any time, the "General Debt Basket") or (C) as a Restricted Borrower Distribution under clause
            (b)(ii) of Section 4.2.6 of the ADT Limited Guaranty (the maximum amount permitted under such clause (b)(ii) at any time, the "Restricted Borrower Distribution Basket"), in each case prior to such Draw Event as a result of the immediately succeeding sentence (such aggregate amount, the "Basket Usage Amount").

The failure of the Borrower to deliver to the Agents a Draw Certificate within ten Business Days after notice of a Draw Event shall have been given to the Borrower shall constitute an Event of Default.

            (b) The Borrower acknowledges that, upon each Draw Event, the excess, if any, of (i) the sum of the Current Draw Amount with respect to such Draw Event plus the Prior Draw Amount with respect to such Draw Event over (ii) the sum of the Investment Amount with respect to such Draw Event plus the Basket Usage Amount with respect to such Draw Event shall, to the extent available and as specified in the applicable Draw Certificate (or, in the absence of such Draw Certificate, as specified by the Administrative Agent), count against the Borrower Intercompany Debt Basket, the General Debt Basket and/or the Restricted Borrower Distribution Basket. In the event the aggregate amount then available under the Borrower Intercompany Debt Basket, the General Debt Basket and the Restricted Borrower Distribution Basket is less than the excess referred to in the immediately preceding sentence, the Borrower agrees that it will use its best efforts to obtain, within ten Business Days after notice of the applicable Draw Event shall have been given to it, a cash capital contribution from its parent and/or cash proceeds of Subordinated Intercompany Debt provided by ADT Limited or Wholly Owned





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Subsidiaries of ADT Limited (other than Subsidiaries of the Borrower) to the extent permitted by clause (m) of Section 8.2.2 of the Credit Agreement in an aggregate amount equal to or greater than such excess. The failure of the Borrower to obtain such amount and provide to the Agents a certificate executed by its chief financial Authorized Officer certifying as to its receipt of such amount within such ten day period shall constitute an Event of Default (regardless of whether the Borrower has used its best efforts).

            (c) Notwithstanding any provision to the contrary in Section 4.2 of the Credit Agreement, in the event the Borrower desires to extend the Stated Expiry Date initially provided for in a Judgment Letter of Credit (or any subsequent date to which such Judgment Letter of Credit has been extended), the Borrower shall deliver to the applicable Issuer and the Administrative Agent an Issuance Request at least fifteen but not more than sixty Business Days prior to such Stated Expiry Date (or subsequent expiry date) requesting any such extension.


                                 ARTICLE III

                            CONDITIONS PRECEDENT

        This Waiver and Consent shall become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this
Article III (the first date as of which each such condition has been satisfied being herein called the "Effective Date").

        SECTION 3.1.  Documents Relating to the U.K. Court Order.  The
Agents shall have received true, correct and complete copies, satisfactory in form to the Agents, of the U.K. Court Order.

        SECTION 3.2. Counterparts. The Documentation Agent shall have received counterparts hereof executed on behalf of the Borrower and the Required Lenders.

        SECTION 3.3. Guarantor Acknowledgement. The Documentation Agent shall have received an acknowledgement from each Guarantor as to the execution and delivery of this Waiver and Consent.


                                 ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

       In order to induce the Required Lenders and the Agents to enter into this Waiver and Consent, the Borrower hereby reaffirms, as of the date hereof and as of the Effective Date,





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the representations and warranties contained in Article VII of the Credit
Agreement and additionally represents and warrants unto each Lender and each Agent that, as of the Effective Date, no Default shall have occurred and be continuing.


                                  ARTICLE V

                          MISCELLANEOUS PROVISIONS

        SECTION 5.1. Loan Document. This Waiver and Consent is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article XI thereof.

        SECTION 5.2. Headings. The various headings of this Waiver and Consent are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver and Consent or any provisions hereof.

        SECTION 5.3. Execution in Counterparts. This Waiver and Consent may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SECTION 5.4. Governing Law. THIS WAIVER AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, the parties hereto have caused this Waiver and
Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.




                                        ADT OPERATIONS, INC.
                                        By /s/ Jan S. Beck
                                          --------------------------------
                                          Title: Vice President


                                        THE BANK OF NOVA SCOTIA,
                                        as Documentation Agent, as Letter
                                        of Credit Issuer and as a Lender



                                        By /s/ Frank F. Sandler
                                          --------------------------------
                                          Title: Relationship Manager


                                        CHEMICAL BANK, as Administrative
                                        Agent and as a Lender


                                        By /s/ Scott S. Ward
                                          --------------------------------
                                          Title: Vice President


                                        BANK OF AMERICA ILLINOIS


                                        By /s/ Robert A. Kilgannon
                                          --------------------------------
                                          Title: Senior Vice President


                                        BANK OF MONTREAL


                                        By /s/ W. T. Calder
                                          --------------------------------
                                          Title: Director


                                        CIBC INC.


                                        By /s/ Roger Colden
                                        ----------------------------------
                                          Title: Director






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                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                        By /s/ Robert Ivosevich
                                          --------------------------------
                                          Title: Authorized Signature


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By /s/ Robert Ivosevich
                                          --------------------------------
                                          Title: Senior Vice President


                                        CREDIT SUISSE


                                        By /s/ Jan Kopol
                                          --------------------------------
                                          Title: Member of Senior Management


                                        By /s/ Kristinn R. Kristinsson
                                          --------------------------------
                                          Title: Associate


                                        MIDLAND BANK PLC, NEW YORK BRANCH


                                        By /s/ Jonathan E. Morris
                                          --------------------------------
                                          Title: Vice President


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH


                                        By /s/ Teiji Teramoto
                                          --------------------------------
                                          Title: Vice President & Manager


                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By /s/ Patricia Loret de Mola
                                          --------------------------------
                                          Title: Senior Vice President






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                                        NATIONSBANK, N.A. (SOUTH)


                                        By /s/ Julie Anne Autrey
                                          --------------------------------
                                          Title: Senior Vice President


                                        FIRST AMERICAN NATIONAL BANK


                                        By /s/ Jane Weaver
                                          --------------------------------
                                          Title: Vice President


                                        FIRST UNION NATIONAL BANK OF FLORIDA


                                        By /s/ Mary A. Morgan
                                          --------------------------------
                                          Title:  Vice President and
                                                  Portfolio Manager


                                        MELLON BANK N.A.


                                        By /s/ Clifford A. Mull
                                          --------------------------------
                                          Title: Assistant Vice President


                                        NBD BANK


                                        By /s/ Peter F. Ward
                                          --------------------------------
                                          Title: Vice President


                                        UNITED STATES NATIONAL BANK OF OREGON


                                        By /s/ Stephen Mitchell
                                          --------------------------------
                                          Title: Vice President






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                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                        NEW YORK AND CAYMAN ISLANDS
                                        BRANCHES


                                        By /s/ Alan S. Bookspan
                                          -------------------------------
                                          Title: Vice President


                                        By /s/ Cordula Kraska-Hornemann
                                          -------------------------------
                                          Title: Vice President


                                        BANK OF HAWAII


                                        By /s/ Joseph T. Donalson
                                          --------------------------------
                                          Title: Vice President






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